Exhibit 99.2

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2013 and 2012

Line		3 Months Ended September 30,			9 Months Ended September 30,
		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)

1	Arizona Public Service	$244	$256	$(12)	$420	$392	$28
2	El Dorado	(4)	(2)	(2)	(4)	(2)	(2)
3	Parent Company	(5)	(1)	(4)	(9)	(6)	(3)

4	Income From Continuing Operations	235	253	(18)	407	384	23

	Income (Loss) From Discontinued Operations - Net of Tax
5	SunCor	-	-	-	-	(1)	1
6	Other	-	-	-	-	-	-
7	Total	-	-	-	-	(1)	1

8	Net Income	235	253	(18)	407	383	24

9	Less: Net Income Attributable to Noncontrolling Interests	9	8	1	25	24	1

10	Net Income Attributable to Common Shareholders	$226	$245	$(19)	$382	$359	$23

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

11	Arizona Public Service	$2.19	$2.31	$(0.12)	$3.79	$3.55	$0.24
12	El Dorado	(0.03)	(0.02)	(0.01)	(0.04)	(0.02)	(0.02)
13	Parent Company	(0.04)	(0.01)	(0.03)	(0.08)	(0.06)	(0.02)

14	Income From Continuing Operations	2.12	2.28	(0.16)	3.67	3.47	0.20

	Income (Loss) From Discontinued Operations - Net of Tax
15	SunCor	-	-	-	-	(0.01)	0.01
16	Other	-	-	-	-	-	-
17	Total	-	-	-	-	(0.01)	0.01

18	Net Income	2.12	2.28	(0.16)	3.67	3.46	0.21

19	Less: Net Income Attributable to Noncontrolling Interests	0.08	0.07	0.01	0.23	0.21	0.02

20	Net Income Attributable to Common Shareholders	$2.04	$2.21	$(0.17)	$3.44	$3.25	$0.19

21	BOOK VALUE PER SHARE	$38.86	$37.01	$1.85	$38.86	$37.01	$1.85

	COMMON SHARES OUTSTANDING (Thousands)
22	Average - Diluted	111,053	110,655	398	110,913	110,420	493
23	End of Period	110,037	109,589	448	110,037	109,589	448

See Glossary of Terms	Page 1 of 4

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2013 and 2012

Line		3 Months Ended September 30,			9 Months Ended September 30,
		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	Retail
24	Residential	$626	$607	$19	$1,377	$1,296	$81
25	Business	457	435	22	1,205	1,129	76
26	Total retail	1,083	1,042	41	2,582	2,425	157
	Wholesale revenue on delivered electricity
27	Traditional contracts	18	17	1	44	51	(7)
28	Off-system sales	28	27	1	68	64	4
29	Native load hedge liquidation	4	4	-	8	3	5
30	Transmission for others	10	10	-	25	23	2
31	Other miscellaneous services	9	9	-	25	40	(15)
32	Total wholesale	69	67	2	170	181	(11)
33	Total electric operating revenues	$1,152	$1,109	$43	$2,752	$2,606	$146

	ELECTRIC SALES (GWH)

	Retail sales
34	Residential	4,752	4,819	(67)	10,826	10,705	121
35	Business	4,239	4,245	(6)	11,387	11,357	30
36	Total retail	8,991	9,064	(73)	22,213	22,062	151
	Wholesale electricity delivered
37	Traditional contracts	242	161	81	585	658	(73)
38	Off-system sales	927	911	16	2,281	2,429	(148)
39	Retail load hedge management	72	140	(68)	92	220	(128)
40	Total wholesale	1,241	1,212	29	2,958	3,307	(349)
41	Total electric sales	10,232	10,276	(44)	25,171	25,369	(198)

See Glossary of Terms	Page 2 of 4

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2013 and 2012

Line		3 Months Ended September 30,			9 Months Ended September 30,
		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
42	Residential	1,015,082	1,000,860	14,222	1,017,516	1,003,255	14,261
43	Business	128,245	127,359	886	128,044	127,066	978
44	Total retail	1,143,327	1,128,219	15,108	1,145,560	1,130,321	15,239
45	Wholesale customers	53	51	2	52	49	3
46	Total customers	1,143,380	1,128,270	15,110	1,145,612	1,130,370	15,242

47	Total customer growth (% over prior year)	1.3%	1.2%	0.1%	1.3%	1.0%	0.3%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

48	Residential	4,815	4,897	(82)	10,603	10,571	32
49	Business	4,265	4,307	(42)	11,309	11,362	(53)
50	Total	9,080	9,204	(124)	21,912	21,933	(21)

51	Retail sales (GWH) (% over prior year)	(1.3)%			(0.1)%

	RETAIL USAGE (KWh/Average Customer)

52	Residential	4,682	4,815	(133)	10,640	10,670	(30)
53	Business	33,057	33,330	(273)	88,931	89,375	(444)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

54	Residential	4,744	4,893	(149)	10,420	10,536	(116)
55	Business	33,255	33,815	(560)	88,323	89,417	(1,094)

	ELECTRICITY DEMAND (MW)

56	Native load peak demand	6,927	7,207	(280)	6,927	7,207	(280)

	WEATHER INDICATORS - RESIDENTIAL

	Actual
57	Cooling degree-days	1,212	1,170	42	1,792	1,738	54
58	Heating degree-days	-	-	-	614	426	188
59	Average humidity	31%	34%	(3)%	24%	26%	(2)%

	10-Year Averages
60	Cooling degree-days	1,245	1,245	-	1,725	1,725	-
61	Heating degree-days	-	-	-	506	506	-
62	Average humidity	28%	28%	-	23%	23%	-

See Glossary of Terms	Page 3 of 4

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2013 and 2012

Line		3 Months Ended September 30,			9 Months Ended September 30,
		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
63	Nuclear	2,522	2,482	40	7,223	7,178	45
64	Coal	2,759	2,990	(231)	8,416	7,938	478
65	Gas, oil and other	2,310	2,490	(180)	4,820	5,914	(1,094)
66	Total generation production	7,591	7,962	(371)	20,459	21,030	(571)
	Purchased power
67	Firm load	2,969	2,662	307	5,564	5,519	45
68	Marketing and trading	180	74	107	408	244	164
69	Total purchased power	3,149	2,736	413	5,973	5,763	209
70	Total energy sources	10,740	10,698	42	26,432	26,793	(362)

	POWER PLANT PERFORMANCE

	Capacity Factors
71	Nuclear	100%	98%	2%	96%	95%	1%
72	Coal	71%	77%	(6)%	73%	69%	4%
73	Gas, oil and other	32%	33%	(1)%	22%	26%	(4)%
74	System average	56%	57%	(1)%	49%	50%	(1)%

	ECONOMIC INDICATORS

	Building Permits (a)
75	Metro Phoenix	(c)	3,678		(c)	9,848

	Arizona Job Growth (b)
76	Payroll job growth (% over prior year)	(c)	2.1%		(c)	2.0%
77	Unemployment rate (%, seasonally adjusted)	(c)	8.3%		(c)	8.4%

Sources:

(a) U.S. Census Bureau

(b) Arizona Department of Economic Security

(c) Data not available at time of filing

See Glossary of Terms	Page 4 of 4